SIGNIFICANT ACQUISITIONS (Schedule of Allocation of Purchase Price to Assets Acquired and Liabilities Assumed) (Details) (Oil and Gas Property in Lousiana and Texas [Member], USD $)	Sep. 30, 2013	Jun. 30, 2013
Oil and Gas Property in Lousiana and Texas [Member]
Significant Acquisitions and Disposals [Line Items]
Purchase price: Oil and gas properties	$ 4,124,105	$ 4,124,105
Liabilities assumed	281,962	281,962
Total consideration	$ 3,842,143	$ 3,842,143